SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  July 29, 2002   (July 26, 2002)
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                  Date of report (Date of earliest event reported)



                               RUBY TUESDAY, INC.
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             (Exact name of registrant as specified in its charter)


         GEORGIA                    1-12454                  63-0475239
----------------------------    -----------------    ---------------------------
(State or other jurisdiction    (Commission File           (IRS Employer
 of incorporation)                 Number)               Identification No.)

            150 West Church Avenue, Maryville, Tennessee     37801
            -------------------------------------------- ------------
               (Address of principal executive offices)   (Zip Code)


                                 (865) 379-5700
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              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On July 26, 2002, Ruby Tuesday, Inc. issued the press release attached hereto as Exhibit 99.1.
                   -------------

Item 7.  Financial Statements and Exhibits.

         Exhibit No.           Description
         -----------           ------------
         (c)                   Exhibits.

                               99.1     Press Release of the Company dated
                                        July 26, 2002

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Ruby Tuesday, Inc.


                                     By:     /s/ Marguerite N. Duffy
                                            -----------------------------------
                                     Name:   Marguerite N. Duffy
                                     Title:  Senior Vice President & Chief
                                             Financial Officer



July 26, 2002
-------------
   (Date)

                                  EXHIBIT INDEX


Exhibit No.                   Description
-----------                   ------------
99.1                          Press Release of the Company dated July 26, 2002.